PROPERTY AND EQUIPMENT	3 Months Ended
Mar. 31, 2018
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 5 – PROPERTY AND EQUIPMENT

We state property and equipment at historical cost less accumulated depreciation. We compute depreciation using the straight-line method at rates intended to depreciate the cost of assets over their estimated useful lives, which are generally five to seven years. Upon retirement or sale of property and equipment, we remove the cost of the disposed assets and related accumulated depreciation from the accounts and any resulting gain or loss is credited or charged to selling, general, and administrative expenses. We charge expenditures for normal repairs and maintenance to expense as incurred.

We capitalize additions and expenditures for improving or rebuilding existing assets that extend the useful life. Leasehold improvements made either at the inception of the lease or during the lease term are amortized over the shorter of their economic lives or the lease term including any renewals that are reasonably assured.

Property and equipment consisted of the following at March 31, 2018 and December 31, 2017:

	2018	2017
Leasehold Improvements	$17,772	$15,475
Furniture and Fixtures	8,102	33,751
Vehicles	89,388	36,500
Tooling	359,351	184,626
Equipment	879,871	576,951
Total property and equipment	$1,354,484	$847,303
Less accumulated depreciation	(113,158)	(77,861)
Net property and equipment	$1,241,326	$769,442

Depreciation expense for the three months ended March 31, 2018 and for the year ended December 31, 2017 totaled $35,297 and $77,861, respectively.